Van Kampen Technology Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2005 - August 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Navteq  5/4/0  30,000  $37.50 $1,125,  50,000    0.17%  0.69%   Merril  Merril
          5     ,000          000,000                             l        l
                                                                Lynch    Lynch
                                                                & Co.,   & Co.
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                  y
Warner  5/10/  32,600  $17.00 $554,20  500,00    1.53%  3.14%   Goldma  Goldma
 Music    05    ,000           0,000      0                       n,       n
 Group                                                          Sachs    Sachs
Corpor                                                          & CO.,
 ation                                                          Morgan
                                                                Stanle
                                                                  y,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Allen
                                                                  &
                                                                Compan
                                                                y LLC,
                                                                 Bear
                                                                Stearn
                                                                 s &
                                                                 CO.
                                                                Inc.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Blaylo
                                                                 ck &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Jeffer
                                                                ies &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Utenda
                                                                  hl
                                                                Capita
                                                                  l,
                                                                Pacifi
                                                                  c
                                                                Crest
                                                                Securi
                                                                ties,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.

                                                                Morgan
                                                                Stanle
                                                                  y,
Cogent  6/21/  11,000  $25.50 $280,50  30,000    0.27%   0.27   JPMorg  JPMorg
System    05    ,000           0,000                             an,      an
   s                                                            Bear,    Chase
                                                                Stearn
                                                                 s &
                                                                 Co.,
                                                                  SG
                                                                Cowen
                                                                & Co.,
                                                                Needha
                                                                 m &
                                                                Compan
                                                                  y,
                                                                 LLC.

                                                                Morgan
                                                                Stanle
                                                                  y,
Neusta  6/28/  27,500  $22.00 $605,00  141,90    0.52%  1.09%   Credit   Banc
r Inc.    05    ,000           0,000      0                     Suisse    of
                                                                First   Americ
                                                                Boston   a, CS
                                                                  ,      First
                                                                JPMorg  Boston
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Friedm
                                                                  an
                                                                Billin
                                                                  gs
                                                                Ramsey
                                                                  ,
                                                                Jeffer
                                                                 ies
                                                                Broadv
                                                                 iew,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                rs LLC
                                                                Merril
                                                                  l
                                                                Lynch
 Adams  7/20/  7,950,  $17.00 $135,15  44,300    0.56%  0.25%   & Co.,  Merril
Respir    05    000            0,000                            Morgan     l
 atory                                                          Stanle   Lynch
Therap                                                            y,     & Co.
eutics                                                          Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Lehman
                                                                Brothe
                                                                 rs,
  ITC   7/25/  12,500  $23.00 $287,50  17,000    0.14%  0.13%   Credit  Lehman
Holdin    05    ,000           0,000                            Suisse  Brothe
  gs                                                            First     rs
 Corp                                                           Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y
                                                                Morgan
                                                                Stanle
                                                                  y,
 Net 1  8/2/0  10,258  $22.00 $225,68  90,000    0.88%  0.67%   JPMorg  JPMorg
 UPES     5     ,625           9,750                             an,      an
Techno                                                          Jeffer   Chase
logies                                                          ies &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Robert
                                                                  W.
                                                                Baird
                                                                & Co.,
                                                                Thomas
                                                                Weisel
                                                                Partne
                                                                rs LLC
                                                                Morgan
                                                                Stanle
                                                                  y,
Advanc  8/3/0  10,600  $10.00 $106,00  38,400    0.36%  0.13%   Merril  Merril
  ed      5     ,000           0,000                              l        l
Analog                                                          Lynch    Lynch
  ic                                                            & Co.,   & Co.
Techno                                                          Piper
logies                                                          Jaffra
 Inc.                                                           y, SG
                                                                Cowen
                                                                & Co.,
                                                                Thomas
                                                                Weisel
                                                                Partne
                                                                rs LLC